UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04400

T. Rowe Price Equity Income Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report to Shareholders

Equity Income Fund	December 31, 2016

The views and opinions in this report were current as of December 31, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks rose in 2016, a particularly tumultuous year for investors. After one of the worst starts to a new year, stocks turned a corner in February as China-focused fears receded, oil prices rebounded, and the Federal Reserve signaled that it would proceed cautiously in raising interest rates. Two political upsets rocked global markets in the ensuing months: the UK’s vote to leave the European Union in June and Donald Trump’s win in the U.S. presidential election in November. After a bout of volatility accompanying both events, global stock markets resumed their upswing as investors digested the longer-term implications of Brexit and a Trump presidency. By year-end, the major U.S. stock indexes ended near record highs as investors anticipated that the new administration would implement policies spurring faster growth and inflation. Against this volatile backdrop, the Equity Income Fund posted a double-digit return in 2016 and outpaced its benchmark.

The Equity Income Fund returned 11.71% and 19.28% for the six and 12 months ended December 31, 2016, respectively, versus 7.82% and 11.96% for the Standard & Poor’s 500 Index over the same periods. The fund also outpaced the returns of its peer group, the Lipper Equity Income Funds Index, for both periods. (Returns for the Advisor, R, and I Class shares reflect their different fee structures.)

Every sector except real estate contributed to the fund’s absolute performance. Stock selection in information technology lifted returns thanks to several semiconductor holdings that generated double-digit returns on buoyant chip demand. Our energy sector holdings also helped performance, driven by positions in several oil and gas producers whose shares rallied as oil prices sharply rebounded from historic lows in early 2016. On the other hand, our selection in the telecommunication services sector proved less helpful. We held a few European telecom companies whose shares sank after Brexit, which triggered deep uncertainty across the Continent and big losses in the euro and pound, eroding the returns from European companies in dollar terms.

MARKET ENVIRONMENT

U.S. stocks plummeted at the start of 2016 as worries about China’s economic slowdown and collapsing oil prices spurred fears of a worldwide recession. Sentiment began to turn in mid-February as concerns about a global oversupply in oil abated and the Fed held back on raising interest rates. The market’s advance was curtailed in June by Brexit, which sparked a two-day global stock sell-off and upheaval in foreign currencies. However, U.S. stocks proved resilient and resumed their ascent over the summer, aided by improving economic data and a stabilization in corporate earnings. Stocks drifted lower in the weeks preceding the U.S. elections in November but rallied after the outcome as investors bet that the new president and a Republican-controlled Congress would cut taxes, loosen regulations, and step up infrastructure spending.

Value stocks outpaced growth across the capitalization spectrum. Large-cap stocks lagged mid- and small-cap stocks as investors deemed that smaller companies with greater exposure to the domestic economy would benefit more from Trump’s homeward-focused policies and a strong dollar than larger, more globally exposed companies.

Nine of 11 sectors in the S&P 500 advanced, led by energy and financials, which both returned more than 20%. Energy stocks rallied as U.S. oil prices climbed from decade lows and ended the year above the $50 per barrel threshold, lifted by an unexpected deal among the world’s leading oil producers last November to reduce oil output starting in 2017. Financial stocks advanced as the prospect of rising interest rates and relaxed banking regulations under the new administration lifted their earnings outlook. The real estate and health care sectors posted modest declines.

PORTFOLIO REVIEW

The Equity Income Fund seeks to buy well-established, large-cap companies that typically have a strong record of paying dividends and that appear to be undervalued by the market. The fund’s holdings tend to be solid, higher-quality companies going through a period of underperformance, reflecting our dual focus on valuation and dividend yield.

As of December 31, 2016, the dividend yield of the Equity Income Fund was 2.78% versus the 2.11% dividend yield of the S&P 500. All but four companies in your fund paid a dividend over the past 12 months. Most of our holdings are U.S. companies, though we will invest in opportunities overseas if they meet our investment criteria. We are bottom-up investors, meaning that we select stocks based on their individual merits as opposed to broader market or economic trends.

Energy stocks contributed significantly to the fund’s performance in 2016, a stark turnaround from the prior year when concerns over excess supply and slowing global growth caused oil and natural gas prices to plummet. Oil and gas exploration and production companies Apache and Canadian Natural Resources and global oil majors ExxonMobil, Total, and Royal Dutch Shell were sizable contributors as oil prices climbed 45% over the year, lifted by a deal among the Organization of Petroleum Exporting Countries to cut output for the first time since 2008. While it is difficult to predict oil prices with any certainty, we take solace in knowing that our holdings have solid balance sheets, access to low-cost sources of oil and natural gas, and lower cost structures—attributes that we believe will allow them to hold up well even if oil prices come under pressure. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Strong stock selection in the information technology sector also helped returns. Significant contributors included semiconductor manufacturing equipment maker Applied Materials, which reported a string of surprisingly strong earnings and surging orders throughout 2016, and mobile phone chipmaker Qualcomm, whose shares rallied last fall on news that it was in talks to acquire rival chipmaker NXP Semiconductors. In the past two years, semiconductor companies have undergone a wave of consolidation that has lifted valuations, and we have recently trimmed our exposure to the industry. Elsewhere in the tech sector, we reduced our position in computer disk-drive maker Western Digital after strong performance.

Financials, the fund’s largest sector allocation, contributed to performance through good stock selection. After struggling with ultralow interest rates since the 2007–2008 global financial crisis, financial stocks soared after the election as investors anticipated that the new administration’s fiscal policies would lead to a faster pace of interest rate increases, corporate tax cuts, and less regulatory oversight—all of which would boost profitability for banks. Our positions in JPMorgan Chase and Morgan Stanley participated in the postelection rally and were the fund’s biggest and second-biggest contributors, respectively. We took profits in some of our strong performers in financials to increase our position in Wells Fargo, whose shares dropped to multiyear lows in September after reports surfaced of a fraudulent customer accounts scandal at its retail banks. Despite Wells Fargo’s well-publicized troubles, we believe that its shares represented a good buying opportunity and that the bank will move past the crisis after abandoning its retail banks’ sales goals and appointing a new and more transparent chief executive.

Not all of our financials holdings participated in the post-U.S. election rally, however. Royal Bank of Scotland (RBS) shares slumped as it contended with a host of problems ranging from low interest rates, Brexit-induced uncertainty, investigations into its mortgage securitizations by U.S. authorities, and, most recently, failure to pass the annual stress test required by the UK banking regulator. RBS shares lost more than a third of their value in 2016, making the bank the fund’s top detractor. RBS is in the midst of a five-year restructuring program, and we believe that management’s ongoing efforts to cut expenses and sell non-core assets will benefit shareholders over the long term.

Brexit-related concerns also drove declines in our European holdings in the telecommunication services sector. Telefonica and Vodafone, the dominant providers in Spain and the UK, respectively, ranked among the fund’s largest detractors. Besides unleashing widespread economic and political uncertainty across Europe, Brexit also spurred steep declines in the euro and the pound against the dollar, which contributed to both companies’ weak performance. We continue to hold Telefonica for its attractive valuation, growing free cash flow, and margin improvement potential. We added to our position in Vodafone, which recently concluded a two-year upgrade of its mobile infrastructure worldwide that is starting to pay off in the form of improved mobile service revenue in Europe, where the company generates most of its business.

OUTLOOK

Much of the U.S. stock market rally since Election Day has been driven by speculation about the incoming president’s fiscal policies. However, predicting the near-term direction of the economy, stock market, or individual companies is a difficult exercise made more challenging by the high level of unknowns about Donald Trump’s first year as president. While there will be winners and losers under the new administration, much is uncertain about the timing and scope of the policies espoused by the new administration and their effect on the economy, taxation, trade, and other areas. Valuations are generally less attractive as a result of the past year’s advance. We have recently added to select consumer staples and health care companies whose shares fell to what we believed were compelling levels, reflecting our more defensive positioning as we anticipate greater volatility in the coming months.

The combination of U.S. policy instability and less appealing valuations will likely generate heightened stock market volatility in the near term, in our view. Last year ranked among the most volatile years for the stock market since the 2007–2008 global financial crisis, and we see little indication that volatility will subside in the coming months. Additionally, correlations between individual stocks—a gauge of their tendency to move in lockstep, regardless of their underlying fundamentals—sank to multiyear lows at the end of 2016. We are encouraged by the combination of elevated volatility and falling correlations, which favors our style of active management by increasing the number of opportunities to buy and sell companies at more attractive prices.

In this uncertain environment, we believe that sticking to our strategy of using T. Rowe Price’s considerable strengths in fundamental research to identify companies with compelling valuations, attractive fundamentals, and strong dividend yields represents the best way to generate solid returns for our shareholders over the long term.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

John D. Linehan
President of the fund and chairman of its Investment Advisory Committee

Heather McPherson
Associate portfolio manager

January 14, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Beta: A measure of a fund’s historical volatility relative to the overall market. For example, a fund with a beta of 1.5 over the past year would have experienced swings in its net asset value 50% greater than those of its benchmark, while a fund with a beta of 0.5 would have been 50% less volatile.

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price-to-earnings (P/E) ratio – current fiscal year: A valuation measure calculated by dividing the price of a stock by its reported earnings per share from the latest fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s earnings. The higher the P/E, the more investors are paying for the company’s current earnings.

Price-to-earnings (P/E) ratio – next fiscal year: A valuation measure calculated by dividing the price of a stock by its estimated earnings for the next fiscal year. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s expected earnings growth in the next fiscal year.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for the company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/16
JPMorgan Chase	3.5%
ExxonMobil	2.7
Microsoft	2.1
Morgan Stanley	2.1
Pfizer	2.0
Boeing	2.0
GE	1.9
Wells Fargo	1.8
Total	1.8
Johnson & Johnson	1.7
Verizon Communications	1.7
MetLife	1.7
Loews	1.6
Johnson Controls International	1.6
EI du Pont de Nemours	1.5
State Street	1.5
Royal Dutch Shell	1.5
Citigroup	1.4
Harris	1.4
Anthem	1.4
Qualcomm	1.3
Ameriprise Financial	1.3
Twenty-First Century Fox	1.3
PG&E	1.2
Northern Trust	1.2
Total	43.2%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS   For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE					
Beginning of period	$ 28.46	$ 32.80	$ 32.84	$ 26.45	$ 23.06
Investment activities					
Net investment income[1]	0.70[2]	0.63[2]	0.64[2]	0.54[2]	0.55[2]
Net realized and unrealized gain / loss	4.76[3]	(2.84)	1.76	7.24	3.40
Total from investment activities	5.46	(2.21)	2.40	7.78	3.95
Distributions					
Net investment income	(0.73)	(0.65)	(0.66)	(0.54)	(0.56)
Net realized gain	(1.71)	(1.48)	(1.78)	(0.85)	–
Total distributions	(2.44)	(2.13)	(2.44)	(1.39)	(0.56)
NET ASSET VALUE					
End of period	**$ 31.48**	**$ 28.46**	**$ 32.80**	**$ 32.84**	**$ 26.45**

Ratios/Supplemental Data

Total return[4]	**19.28%**[2][3]	**(6.66)%**[2]	**7.49%**[2]	**29.75%**[2]	**17.25%**[2]
Ratio of total expenses to average net assets	0.66%[2]	0.66%[2]	0.66%[2]	0.67%[2]	0.68%[2]
Ratio of net investment income to average net assets	2.36%[2]	1.98%[2]	1.92%[2]	1.77%[2]	2.20%[2]
Portfolio turnover rate	19.4%	27.2%	9.7%	9.5%	15.6%
Net assets, end of period (in millions)	$ 18,516	$ 21,935	$ 28,254	$ 26,851	$ 22,111

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.00%, 0.00%, 0.00%, 0.00%, and 0.00% of average net assets for the years ended 12/31/16, 12/31/15, 12/31/14, 12/31/13 and 12/31/12, respectively, related to investments in T. Rowe Price mutual funds.

(3) See Note 6. Includes a voluntary payment from Price Associates, representing $0.12 per share based upon shares outstanding on the date of payment. The payment increased total return by 0.48%.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE					
Beginning of period	$ 28.40	$ 32.74	$ 32.77	$ 26.39	$ 23.01
Investment activities					
Net investment income(1)	0.62(2)	0.53(2)	0.56(2)	0.45(2)	0.49(2)
Net realized and unrealized gain / loss	4.74(3)	(2.82)	1.74	7.24	3.38
Total from investment activities	5.36	(2.29)	2.30	7.69	3.87
Distributions					
Net investment income	(0.65)	(0.57)	(0.55)	(0.46)	(0.49)
Net realized gain	(1.71)	(1.48)	(1.78)	(0.85)	–
Total distributions	(2.36)	(2.05)	(2.33)	(1.31)	(0.49)
NET ASSET VALUE					
End of period	**$ 31.40**	**$ 28.40**	**$ 32.74**	**$ 32.77**	**$ 26.39**

Ratios/Supplemental Data

	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
Total return(4)	18.94%(2)(3)	(6.92)%(2)	7.18%(2)	29.44%(2)	16.92%(2)
Ratio of total expenses to average net assets	0.94%(2)	0.93%(2)	0.93%(2)	0.94%(2)	0.93%(2)
Ratio of net investment income to average net assets	2.08%(2)	1.68%(2)	1.66%(2)	1.49%(2)	1.95%(2)
Portfolio turnover rate	19.4%	27.2%	9.7%	9.5%	15.6%
Net assets, end of period (in millions)	$ 521	$ 686	$ 1,392	$ 2,561	$ 2,092

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.00%, 0.00%, 0.00%, 0.00%, and 0.00% of average net assets for the years ended 12/31/16, 12/31/15, 12/31/14, 12/31/13 and 12/31/12, respectively, related to investments in T. Rowe Price mutual funds.

(3) See Note 6. Includes a voluntary payment from Price Associates, representing $0.12 per share based upon shares outstanding on the date of payment. The payment increased total return by 0.48%.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

R Class

	Year Ended 12/31/16	12/31/15	12/31/14	12/31/13	12/31/12
NET ASSET VALUE					
Beginning of period	$ 28.35	$ 32.67	$ 32.72	$ 26.36	$ 22.98
Investment activities					
Net investment income(1)	0.53(2)	0.45(2)	0.46(2)	0.37(2)	0.42(2)
Net realized and unrealized gain / loss	4.74(3)	(2.82)	1.75	7.22	3.38
Total from investment activities	5.27	(2.37)	2.21	7.59	3.80
Distributions					
Net investment income	(0.56)	(0.47)	(0.48)	(0.38)	(0.42)
Net realized gain	(1.71)	(1.48)	(1.78)	(0.85)	–
Total distributions	(2.27)	(1.95)	(2.26)	(1.23)	(0.42)
NET ASSET VALUE					
End of period	**$ 31.35**	**$ 28.35**	**$ 32.67**	**$ 32.72**	**$ 26.36**

Ratios/Supplemental Data

Total return(4)	**18.63%(2)(3)**	**(7.18)%(2)**	**6.91%(2)**	**29.07%(2)**	**16.62%(2)**
Ratio of total expenses to average net assets	1.20%(2)	1.19%(2)	1.19%(2)	1.20%(2)	1.22%(2)
Ratio of net investment income to average net assets	1.80%(2)	1.44%(2)	1.39%(2)	1.23%(2)	1.65%(2)
Portfolio turnover rate	19.4%	27.2%	9.7%	9.5%	15.6%
Net assets, end of period (in thousands)	$ 134,460	$ 203,518	$ 353,908	$ 351,544	$ 270,641

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.00%, 0.00%, 0.00%, 0.00%, and 0.00% of average net assets for the years ended 12/31/16, 12/31/15, 12/31/14, 12/31/13 and 12/31/12, respectively, related to investments in T. Rowe Price mutual funds.

(3) See Note 6. Includes a voluntary payment from Price Associates, representing $0.12 per share based upon shares outstanding on the date of payment. The payment increased total return by 0.44%.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	Year Ended 12/31/16	12/17/15 Through 12/31/15
NET ASSET VALUE		
Beginning of period	$ 28.47	$ 28.27
Investment activities		
Net investment income[(1)]	0.88[(2)]	–[(2)(3)(4)]
Net realized and unrealized gain / loss	4.61[(5)]	0.20
Total from investment activities	5.49	0.20
Distributions		
Net investment income	(0.77)	–
Net realized gain	(1.71)	–
Total distributions	(2.48)	–
NET ASSET VALUE		
End of period	**$ 31.48**	**$ 28.47**

Ratios/Supplemental Data

Total return[(6)]	**19.40%**[(2)(5)]	**0.71%**[(2)(3)]
Ratio of total expenses to average net assets	0.54%[(2)]	0.58%[(2)(3)(7)]
Ratio of net investment income to average net assets	2.89%[(2)]	1.15%[(2)(3)(7)]
Portfolio turnover rate	19.4%	27.2%
Net assets, end of period (in millions)	$ 3,521	$ 6

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Excludes expenses permanently waived 0.00% and 0.00% of average net assets for the year ended 12/31/16 and for the period ended 12/31/15, respectively, related to investments in T. Rowe Price mutual funds.

(3) See Note 6. Excludes expenses waived (0.06% of average net assets) related to the contractual operating expense limitation in effect through 4/30/18.

(4) Amounts round to less than $0.01 per share.

(5) See Note 6. Includes a voluntary payment from Price Associates, representing $0.12 per share based upon shares outstanding on the date of payment. The payment increased total return by 0.45%.

(6) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions; it is not annualized for periods less than one year.

(7) Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 96.5%		
CONSUMER DISCRETIONARY 8.6%		
Auto Components 0.6%		
Adient (1)	2,300,000	134,780
		134,780
Automobiles 0.4%		
Ford Motor	4,850,000	58,831
General Motors	1,025,000	35,711
		94,542
Hotels, Restaurants & Leisure 1.6%		
Carnival	2,975,000	154,878
Las Vegas Sands	3,975,000	212,305
		367,183
Leisure Products 0.8%		
Mattel	6,825,000	188,029
		188,029
Media 3.8%		
Comcast, Class A	3,901,500	269,398
News Corp, Class A	13,200,000	151,272
Time Warner	300,000	28,959
Twenty-First Century Fox	10,500,000	286,125
Walt Disney	1,235,000	128,712
		864,466
Multiline Retail 1.3%		
Kohl's	3,450,000	170,361
Macy's	3,250,000	116,383
		286,744

ENERGY 11.0%

Oil, Gas & Consumable Fuels 11.0%

Apache	3,510,000	222,780
Canadian Natural Resources	3,175,000	101,219
Chevron	2,200,000	258,940
EQT	1,000,000	65,400
ExxonMobil	6,810,000	614,670
Hess	4,375,000	272,519
Occidental Petroleum	2,990,000	212,978
Royal Dutch Shell, ADR	6,080,000	330,630
Targa Resources	375,000	21,026
Total (EUR)	7,875,000	402,001
Total, Rights, 1/19/17 (EUR) (1)	7,866,679	—
Total Energy		2,502,163

FINANCIALS 24.8%

Banks 11.1%

Bank of America	9,650,000	213,265
Citigroup	5,525,000	328,351
Fifth Third Bancorp	7,500,000	202,275
JPMorgan Chase	9,140,000	788,691
KeyCorp	9,550,000	174,478
PNC Financial Services Group	1,750,000	204,680
Royal Bank of Scotland (GBP) (1)	34,100,000	94,182
U.S. Bancorp	2,220,000	114,041
Wells Fargo	7,325,000	403,681
		2,523,644

Capital Markets 7.0%

Ameriprise Financial	2,600,000	288,444
Bank of New York Mellon	4,175,000	197,812
Morgan Stanley	11,050,000	466,862
Northern Trust	3,150,000	280,507

Och-Ziff Capital Management, Partnership (1)	6,450,000	21,350
State Street	4,275,000	332,253
		1,587,228
Consumer Finance 1.2%		
American Express	3,760,000	278,541
		278,541
Insurance 5.5%		
Chubb	320,000	42,278
Loews	7,900,000	369,957
Marsh & McLennan	3,960,000	267,656
MetLife	7,070,000	381,002
Willis Towers Watson	870,000	106,384
XL Group	1,775,000	66,137
		1,233,414
Total Financials		5,622,827
HEALTH CARE 9.0%		
Biotechnology 0.4%		
Gilead Sciences	1,425,000	102,044
		102,044
Health Care Equipment & Supplies 1.3%		
Becton, Dickinson & Company	984,000	162,901
Medtronic	1,810,000	128,927
		291,828
Health Care Providers & Services 1.4%		
Anthem	2,140,000	307,668
		307,668
Pharmaceuticals 5.9%		
Bristol-Myers Squibb	3,125,000	182,625

GlaxoSmithKline (GBP)	6,200,000	118,402
Johnson & Johnson	3,370,000	388,258
Merck	3,375,000	198,686
Pfizer	13,900,000	451,472
		1,339,443
Total Health Care		2,040,983

INDUSTRIALS & BUSINESS SERVICES 12.7%

Aerospace & Defense 3.6%		
Boeing	2,857,000	444,778
Harris	3,100,000	317,657
United Technologies	490,000	53,714
		816,149
Air Freight & Logistics 0.9%		
UPS, Class B	1,810,000	207,498
		207,498
Airlines 0.4%		
Southwest Airlines	1,700,000	84,728
		84,728
Building Products 1.6%		
Johnson Controls International	8,800,000	362,472
		362,472
Electrical Equipment 1.0%		
Emerson Electric	3,930,000	219,098
		219,098
Industrial Conglomerates 1.9%		
GE	13,980,000	441,768
		441,768

Machinery 2.7%		
Cummins	970,000	132,570
Flowserve	2,425,000	116,521
Illinois Tool Works	1,860,000	227,776
Pentair	2,320,000	130,082
		606,949
Road & Rail 0.6%		
Union Pacific	1,405,000	145,670
		145,670
Total Industrials & Business Services		2,884,332
INFORMATION TECHNOLOGY 8.9%		
Communications Equipment 1.2%		
Cisco Systems	9,175,000	277,268
		277,268
Electronic Equipment, Instruments & Components 0.3%		
TE Connectivity	1,060,000	73,437
		73,437
Semiconductor & Semiconductor Equipment 4.1%		
Analog Devices	2,820,000	204,788
Applied Materials	7,150,000	230,731
Qualcomm	4,425,000	288,510
Texas Instruments	2,900,000	211,613
		935,642
Software 2.3%		
CA	1,180,000	37,489
Microsoft	7,725,000	480,031
		517,520

Technology Hardware, Storage & Peripherals 1.0%		
Apple	720,000	83,390
Western Digital	2,050,000	139,298
		222,688
Total Information Technology		2,026,555
MATERIALS 4.8%		
Chemicals 2.3%		
CF Industries	5,500,000	173,140
EI du Pont de Nemours	4,625,000	339,475
		512,615
Construction Materials 0.8%		
Vulcan Materials	1,460,000	182,719
		182,719
Containers & Packaging 1.1%		
International Paper	4,800,000	254,688
		254,688
Metals & Mining 0.6%		
Nucor	2,500,000	148,800
		148,800
Total Materials		1,098,822
REAL ESTATE 2.0%		
Real Estate Investment Trusts 2.0%		
Equity Residential, REIT	2,125,000	136,765
Weyerhaeuser, REIT	5,675,000	170,761
Rayonier, REIT	5,169,000	137,495
Total Real Estate		445,021

Multi-Utilities 1.0%		
NiSource	10,750,000	238,005
		238,005
Total Utilities		1,499,350
Total Miscellaneous Common Stocks 0.0% (3)		11,046
Total Common Stocks (Cost $15,233,978)		21,904,209
CONVERTIBLE PREFERRED STOCKS 1.0%		
UTILITIES 1.0%		
Electric Utilities 0.9%		
Great Plains Energy	1,175,000	58,745
NextEra Energy	3,000,000	145,250
		203,995
Multi Utilities 0.1%		
DTE Energy	725,000	38,297
		38,297
Total Convertible Preferred Stocks (Cost $241,632)		242,292
CORPORATE BONDS 0.2%		
Valeant Pharmaceuticals, 6.375%, 10/15/20 (4)	1,650,000	1,415
Western Digital, 10.50%, 4/1/24 (4)	33,790,000	39,872
Total Corporate Bonds (Cost $35,099)		41,287
BOND MUTUAL FUNDS 0.3%		
T. Rowe Price Institutional Floating Rate Fund, 3.81% (2)(5)	6,196,894	62,465
Total Bond Mutual Funds (Cost $60,375)		62,465

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/16	12/31/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 523,931	$ 526,118
Net realized gain	1,246,357	1,724,531
Change in net unrealized gain / loss	2,055,307	(4,064,376)
Increase (decrease) in net assets from operations	3,825,595	(1,813,727)
Distributions to shareholders		
Net investment income		
Investor Class	(435,481)	(508,553)
Advisor Class	(11,473)	(17,316)
R Class	(2,584)	(3,766)
I Class	(68,754)	–
Net realized gain		
Investor Class	(957,764)	(1,099,318)
Advisor Class	(28,210)	(37,190)
R Class	(7,246)	(10,473)
I Class	(181,061)	–
Decrease in net assets from distributions	(1,692,573)	(1,676,616)
Capital share transactions*		
Shares sold		
Investor Class	1,487,940	2,112,381
Advisor Class	96,766	126,586
R Class	23,621	45,934
I Class	3,744,307	6,480
Distributions reinvested		
Investor Class	1,328,942	1,541,612
Advisor Class	39,229	53,716
R Class	9,830	14,156
I Class	246,156	–
Shares redeemed		
Investor Class	(8,155,729)	(6,641,932)
Advisor Class	(352,668)	(761,993)
R Class	(115,926)	(176,439)
I Class	(623,653)	(3)
Decrease in net assets from capital share transactions	(2,271,185)	(3,679,502)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Equity Income Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a high level of dividend income and long-term capital growth primarily through investments in stocks. The fund has four classes of shares: the Equity Income Fund (Investor Class), the Equity Income Fund–Advisor Class (Advisor Class), the Equity Income Fund–R Class (R Class), and the Equity Income Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $204,000 for the year ended December 31, 2016.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2016, the fund realized $54,125,000 of net gain on $126,391,000 of in-kind redemptions.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2016:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2016, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2016, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2016, the fund recognized $80,000 of gain on equity derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2016, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $4,169,926,000 and $7,458,320,000, respectively, for the year ended December 31, 2016.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2016 and December 31, 2015, were characterized for tax purposes as follows:

At December 31, 2016, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.21% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, and brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2016, the I Class operated below its expense limitation.

Pursuant to this agreement, less than $1,000 of expenses were repaid to Price Associates during the year ended December 31, 2016.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class, R Class and I Class. For the year ended December 31, 2016, expenses incurred pursuant to these service agreements were $67,000 for Price Associates; $5,222,000 for T. Rowe Price Services, Inc.; and $4,331,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Trustees, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2016, the fund was charged $446,000 for shareholder servicing costs related to the college savings plans, of which $231,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2016, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2016, the fund was allocated $1,519,000 of Spectrum Funds’ expenses, of which $1,039,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2016, approximately 7% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended December 31, 2016, are as follows:

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2016.

On June 6, 2016, Price Associates offered, and the fund’s Board of Directors accepted, a voluntary payment to compensate the fund for a loss of value on its investment in Dell as a result of the fund’s ineligibility to pursue an appraisal action in Delaware court due to a proxy voting error in 2013 (the Offer). The payment from Price Associates was received in cash on June 10, 2016. Subsequently, a final settlement to the appraisal action was negotiated with Dell, pursuant to which the fund received the original merger consideration plus negotiated interest. The negotiated interest, net of contingent legal fees, approximated $0.75 per Dell share and was received by the fund on June 30; the original merger consideration was received on July 1. The settlement from Dell is reflected as realized gain/loss on securities in the accompanying financial statements. The payment from Price Associates, reduced by the settlement from Dell in accordance with the terms of the Offer, was $86,642,000 and increased the total return by 0.48%, 0.48%, 0.44%, and 0.45% for the Investor Class, Advisor Class, R Class, and I Class, respectively for the year ended December 31, 2016. An appeal is currently pending; the amount paid by Price Associates may be further increased or decreased in the future, in the event there is a court-determined change in the fair valuation of Dell shares on appeal, or payment is received by the fund from any other source to compensate for the loss of value on its Dell shares.

NOTE 7 - LITIGATION

The fund is a named defendant or in a class of defendants in a lawsuit that the Unsecured Creditors Committee (the Committee) of the Tribune Company has filed in Delaware bankruptcy court. The Committee is seeking to recover all payments made to beneficial owners of common stock in connection with a leveraged buyout (LBO) of Tribune, including those made in connection with a 2007 tender offer in which the fund participated. A motion to dismiss was filed in this case and the district court granted the motion on January 9, 2017. The fund was named, also, as a defendant or included in a class of defendants in parallel litigation, which was dismissed by district court and affirmed on appeal by the Second Circuit Court of Appeals. This second action asserted state law constructive fraudulent transfer claims in an attempt to recover stock redemption payments made to shareholders at the time of the LBO. The plaintiffs in this second action filed a petition for a writ of certiorari with the U.S. Supreme Court. The U.S. Supreme Court removed the petition from its December 9, 2016 calendar and the matter has not yet been rescheduled. The complaints allege no misconduct by the fund, and management has vigorously defended the lawsuits. The value of the proceeds received by the fund is $312,460,000 (1.38% of net assets), and the fund will incur legal expenses. Management is currently assessing the case and has not yet determined the effect, if any, on the fund’s net assets and results of operations.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
T. Rowe Price Equity Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Equity Income Fund (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2017

Tax Information (Unaudited) for the Tax Year Ended 12/31/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$92,964,000 from short-term capital gains,
●	$1,366,087,000 from long-term capital gains, of which $1,365,807,000 was subject to a long-term capital gains tax rate of not greater than 20%, and $280,000 to a long-term capital gains tax rate of not greater than 25%.

For taxable non-corporate shareholders, $647,016,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $522,320,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” Trustees are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund Trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, BioMed Realty Trust (2013 to 2016); Chairman
2009	of the Board, Mesa Biotech, a molecular diagnostic company
[187]	(March 2016 to present); Director, Radiology Partners, an integrated radiology practice management company (June 2016 to present);
Director, Novartis, Inc. (2009 to 2014); Director, IBM (2007
to present)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank
[187]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to present), Chairman
(1951)	of the Board (January 2016 to present), and President (2009
2013	to September 2016), First Industrial Realty Trust, an owner and
[187]	operator of industrial properties; Chairman of the Board (2005 to
May 2016) and Director (1999 to May 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Director, Boston Properties
(May 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[187]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[187]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[187]

*Each independent trustee serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[187]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[131]	Trust Company; Director, United Technologies (January 2016 to
present); Vice President, Equity Income Fund

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Equity Income Fund	Principal Occupation(s)

Jason R. Adams (1979)	Vice President T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Research Analyst, Caxton
Associates (to 2015)

Vinit Agrawal (1987)	Vice President, T. Rowe Price
Vice President

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Andrew M. Brooks (1956)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

David R. Giroux, CFA (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ryan S. Hedrick, CFA (1980)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group Inc.; formerly, Analyst, Davidson
Kempner Capital Management (to 2013)

Shinwoo Kim (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

George A. Marzano (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Kyle Rasbach (1980)	Vice President, T. Rowe Price; formerly, Vice
Vice President	President, Cowen and Company (to 2013)

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Matthew J. Snowling, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,146,000 and $2,158,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Income Fund

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 16, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 16, 2017